Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 794,784,000.00
Previously Paid Amount	0.00
Total Fee Amount	109,759.67
Total Offset Amount	0.00
Net Fee	$ 109,759.67
Final Prospectus	false